UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2015 (November 30, 2015)

Calpian, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	000-53997	20-8592825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 758-8600

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into Material Definitive Agreement.
Item 2.01    Completion of Acquisition or Disposition of Assets

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02    Unregistered Sales of Equity Securities.

$6 Million Secured Lending Transaction

On November 30, 2015, Calpian, Inc. (the “Company”) entered into a Loan and Security Agreement (the “L&S Agreement”) with five lenders (each a “Lender” and collectively the “Lenders”), pursuant to which the Lenders extended a loan to the Company of an aggregate $6,000,000 (“Loan Proceeds”), which loans were evidenced by secured promissory notes (the “Notes” and each a “Note”) of the Company. The L&S Agreement granted to the Lenders a lien on the Company’s interest in all goods, accounts, equipment, inventory, leases, and other similar property of the Company’s two U.S. business segments.

Events of default under the L&S Agreement include, but are not limited to, the Company defaulting in the payment of any part of the principal or unpaid accrued interest on the Notes and failing to cure such breach within five days after such a payment is due; the Company filing a voluntary petition for bankruptcy; and the Company materially defaulting in the performance of any of its covenants contained in the L&S Agreement or the Notes. In the event of a default, the Lenders may seek standard remedies. In connection with the L&S Agreement, the Company and each Lender also entered into a Note and Warrant Subscription Agreement (the “Subscription Agreement”), pursuant to which the Lenders agreed to make a loan to the Company as evidenced by the Notes, and the Company issued warrants (the “Warrant”) to purchase 300,000 shares of the Company’s common stock for every $1,000,000 loaned by the respective Lenders. The offer and sale of the Warrants was made in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act.

The Loan Proceeds were used by the Company to pay $5,749,592 (the “Payoff”) owed to its senior secured lender Granite Hill Capital Ventures, LLC (“Granite Hill”). Granite Hill acknowledged the Payoff and released its previously held security interest in a Payoff Letter (the “Payoff Letter”) dated November 30, 2015.

Asset Purchase Agreement with eVance Processing, Inc.

On November 30, 2015, but effective as of 11:59 p.m. New York time, on November 30, 2015, and subsequent to the Company filing its annual report on form 10-K, the Company and the Company’s subsidiaries Calpian Commerce Inc. (“CCI”) and Calpian Residual Acquisitions LLP (“CRA”, and together with the Company and CCI, the “Sellers”), and eVance Processing, Inc. (“eVance”), a wholly-owned subsidiary of Excel Corporation (“Excel”) entered into an Asset Purchase Agreement (the “APA”) pursuant to which eVance acquired substantially all of the assets and operations (the “US Assets”) related to the Company’s two U.S. business segments (“US Business Segments”) identified as (i) the Company’s business that “…generates revenue by acquiring residual cash flow streams…” and (ii) the Company’s business operated by CCI that operates as “…an independent sales organization in the U.S. with merchant servicing revenue streams…” Concurrently with and pursuant to the APA, the applicable Sellers and eVance executed a Bill of Sale (the “Bill of Sale”), an Assignment and Assumption Agreement (the “Assignment Agreement”), and an Intellectual Property Assignment Agreement (the “IP Assignment) to effect the transfer of the U.S. Assets.

As a result of the sale of the US Assets, the Company discontinued its operations in the two US Business Segments.

Assumption of Debt by eVance in connection with the APA

Pursuant to the APA and as consideration for its acquisition of the US Assets, eVance assumed, among other liabilities, $9,000,000 of the Company’s outstanding loan payables, comprised of the $6,000,000 of the Notes and $3,000,000 of loan payables owed by CRA (the “CRA Debt”) to certain lenders (the “CRA Lenders” and collectively with the Lenders, the “Assumed Lenders” and each an “Assumed Lender”). To memorialize this assumption, eVance entered into an Amended and Restated Loan and Security Agreement (the “Amended L&S Agreement”) with the Assumed Lenders, pursuant to which eVance issued promissory notes (the “eVance Notes”) replacing the Notes and the CRA Debt.

In connection with the Amended L&S Agreement, the Company and the Lenders and CRA Lenders executed Guarantee Agreements (the “Calpian Guarantee to Lenders” and the “Calpian Guarantee to CRA Lenders”, and, together with the L&S Agreement, the Notes, the Subscription Agreement, the Warrant, the Payoff Letter, the APA, the Bill of Sale, the Assignment Agreement and the IP Assignment, the “Agreements”) in favor of the Lenders and the CRA Lenders. Pursuant to the Calpian Guarantee to Lenders and the Calpian Guarantee to CRA Lenders, the Company unconditionally guaranteed to the Lenders and the CRA Lenders the full, prompt, and complete payment and performance of the obligations of eVance under the L&S Agreement, the Amended L&S Agreement, the Notes, and the eVance Notes. Although the Company was not a party, Excel entered into a similar Guarantee

Agreement with the Assumed Lenders, pursuant to which Excel also unconditionally guaranteed to the Assumed Lenders the full, prompt, and complete payment and performance of the obligations of eVance under the L&S Agreement, the Amended L&S Agreement, the Notes, and the eVance Notes.

The foregoing description of the terms of the Agreements does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Agreements, which are filed herewith as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6, Exhibit 10.7, Exhibit 10.8, Exhibit 10.9, Exhibit 10.10, and Exhibit 10.11, and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(b)           Pro forma financial information.

The Company intends to file by amendment hereof or with the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2015, the unaudited pro forma condensed consolidated balance sheet of the Company and its subsidiaries as of March 31, 2015 and the unaudited pro forma condensed consolidated statements of income of the Company and its subsidiaries for the year ended March 31, 2015, giving effect to the disposition of the U.S. Assets and the discontinued operations of the U.S. Business Segments.

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
10.1	Asset Purchase Agreement between Calpian, Inc. and Excel Corporation, effective as of November 30, 2015.
10.2	Bill of Sale by Calpian, Inc., Calpian Commerce Inc., Calpian Residual Acquisitions LLP, and eVance Processing, Inc., dated November 30, 2015.
10.3	Assignment Agreement between Calpian, Inc., Calpian Commerce Inc., Calpian Residual Acquisitions LLP, and eVance Processing, Inc., dated November 30, 2015.
10.4	IP Assignment by Calpian, Inc, Calpian Commerce Inc., Calpian Residual Acquisitions LLP, and eVance Processing, Inc., dated November 30, 2015.
10.5	Loan & Security Agreement between Calpian, Inc. and Lenders, dated November 30, 2015.
10.6	Note & Warrant Subscription Agreement between Calpian Inc. and Lenders, dated November 30, 2015.
10.7	Form of Promissory Note.
10.8	Form of Warrant.
10.9	Granite Hill Capital Ventures, LLC Payoff Letter, dated November 30, 2015.
10.10	Calpian Guarantee to Lenders.
10.11	Calpian Guarantee to CRA Lenders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CALPIAN, INC.

Date: December 4, 2015	By:	/s/ Scott S. Arey
Scott S. Arey Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1	Asset Purchase Agreement between Calpian, Inc. and Excel Corporation, effective as of November 30, 2015.
10.2	Bill of Sale by Calpian, Inc., Calpian Commerce Inc., Calpian Residual Acquisitions LLP, and eVance Processing, Inc., dated November 30, 2015.
10.3	Assignment Agreement between Calpian, Inc., Calpian Commerce Inc., Calpian Residual Acquisitions LLP, and eVance Processing, Inc., dated November 30, 2015.
10.4	IP Assignment by Calpian, Inc, Calpian Commerce Inc., Calpian Residual Acquisitions LLP, and eVance Processing, Inc., dated November 30, 2015.
10.5	Loan & Security Agreement between Calpian, Inc. and Lenders, dated November 30, 2015.
10.6	Note & Warrant Subscription Agreement between Calpian Inc. and Lenders, dated November 30, 2015.
10.7	Form of Promissory Note.
10.8	Form of Warrant.
10.9	Granite Hill Capital Ventures, LLC Payoff Letter, dated November 30, 2015.
10.10	Calpian Guarantee to Lenders.
10.11	Calpian Guarantee to CRA Lenders.